UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2023

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 North Depot Street Stanford, Kentucky	40484
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (217) 241-6300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

Armanino LLP, the Company’s external audit firm, notified the Company that they would be resigning as the Company’s independent registered public accounting firm for the upcoming year end 2023.  The decision to discontinue the engagement related to a change in direction at the audit firm.

During the Company’s year ended December 31, 2022 and December 31, 2021, and the subsequent interim period through September 19, 2023, during which Armanino served as the Company’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make a reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulations S-K).

The Company has provided Armanino with a copy of the disclosures proposed to be made in this Form 8-K and requested that Armanino furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  The Armanino letter is attached hereto as an exhibit.

On September 19, 2023, the Company’s audit committee approved the appointment of Kerber, Eck & Braeckel LLP as the Company’s independent registered public accounting firm.

During the year ended December 31, 2022 and December 31, 2021 and the subsequent interim period through September 19, 2023, neither management, the Company nor anyone on its behalf, consulted Kerber, Eck & Braeckel LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and no written report or oral advice was provided to the Company by Kerber, Eck & Braeckel LLP or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

EXHIBITS:

Armanino letter to the SEC Commissioner regarding the above statements concerning their firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTG, INC.

Date: September 20, 2023	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President
and Chief Financial Officer